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                                                                EXHIBIT 10(f)(i)

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 13, 1992, by and among Calbiochem-Novabiochem International, Inc., a Delaware corporation (the "Company") and each of the signatories hereto.

         WHEREAS, each of the signatories hereto has subscribed for the purchase of equity securities of the Company, consisting either of its Common Stock, par value $0.01 per share, or securities convertible into its Common Stock; and

         WHEREAS, the obligations of each of the signatories hereto to purchase the Company's securities are conditioned upon, among other things, the execution and delivery of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. REGISTRATION RIGHTS

         1.1 Definitions

         As used in this Section 1:

         (a) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "1933 Act") (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

         (b) the term "Registrable Securities" means (A) any shares of Common Stock issued on or prior to the date hereof, (B) the shares of Common Stock issuable on conversion of the Series A Convertible Preferred Stock, (C) any shares of Common Stock which any of the purchasers of the Series A Convertible Preferred Stock may hereafter acquire and (D) any capital stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (A)-(C) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement are not assigned;

         (c) the term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof;

         (d) the number of shares of "Registrable Securities then outstanding" shall be determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of
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Common Stock issuable pursuant to then exercisable or convertible securities which upon issuance would be, Registrable Securities; and

         (e) the term "Affiliate" means a Person (other than a subsidiary) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         (f) the term "Form S-3" means such form under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         1.2 Requested Registration

         (a) Request for Registration. If the Company shall receive at any time a written request from the Holder or Holders of in excess of 50% of the Registrable Securities then outstanding and entitled to registration rights under this Section 1 (the "Initiating Holders") that the Company file a registration statement under the 1933 Act with the SEC with respect to at least 20% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), the Company will, within ten days of the receipt thereof, give written notice of such request to all Holders and shall within seventy-five (75) days of its receipt of such written request, file a registration statement on a form deemed appropriate by the Company's counsel with the SEC covering all the Registrable Securities which the Holders shall in writing request (given within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(a)) to be included in such registration and the Company shall use its diligent best efforts to cause such registration statement to become effective no later than 120-days after the receipt of such request.

         The Company shall also, as soon as practicable, use its diligent best efforts to effect all such other registration, qualification and compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws, and appropriate compliance with exemptive regulations issued under the 1933 Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities of such Holders as are specified in such request. No request under this Section 1.2(a) may be made, however, during the 120 day period immediately following the date on which the Company has given the Holders notice pursuant to Section 1.3 of any registration statement with respect to which the Holders can cause Registrable Securities to be included therein.



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         The Company shall not be obligated to effect such registration, qualification or compliance pursuant to Section 1.2(a) hereof (A) after the Company already has effected three (3) such registrations pursuant to this
Section 1.2(a) and such registrations have been declared or ordered effective or
(B) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act or applicable rules or regulations thereunder.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.2(b) and 1.14 below, include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (the "Other Shareholders"), but the Company shall have no absolute right to include any of its securities in any such registration.

         The registration rights set forth in this Section 1.2 shall be assignable (but only with all related obligations) at the option of each of the Holders, in whole or in part, to any transferee of Registrable Securities or of the convertible securities or warrants the conversion or exercise of which result in the issuance of Registrable Securities; provided, that the Company is given written notice by such Holder at the time or within a reasonable time after said transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act.

         Notwithstanding anything else in Section 1.2, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section
1.2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the initiating Holders'; provided, however, that the Company may not utilize this right more than once in any twelve month period.

         (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by such request by means of an underwriting, they shall so advise the Company as a part of such request made pursuant to Section 1.2(a). The Initiating Holders shall choose a nationally recognized investment banking firm as underwriter of such requested registration, which underwriter



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shall be subject to the approval of the Company, whose approval shall not be unreasonably withheld. The right of any Holder to registration pursuant to
Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

         If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to this Section 1.2, or if Other Shareholders request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer upon their participation in the underwriting and on their acceptance of the further applicable provisions of this Section 1.

         The Company shall (together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders as provided above, but the Company shall not be required to pay any commission to the underwriter in respect of the sale of Registrable Securities. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriter or underwriters advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company and the securities held by Other Shareholders shall be excluded from the underwriting by reason of the underwriter's marketing limitation to the extent so required by such limitation. If a further limitation is required, the Company shall so advise all Holders requesting inclusion in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held (or entitled to be held upon conversion) by each such Holder at the time of filing the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to a maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used



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in determining the underwriter limitation in this Paragraph 1.2.(b). If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

         1.3 Company Registration

         (a) Inclusion in Registration. If the Company shall determine to register any of its securities on a form (other than Form S-8 or Form S-4 or their successor forms) which would permit the registration of any Registrable Securities, or the Company shall be requested to register any of its securities by any holder of any securities entitled to registration upon such request (other than the Holders or their nominees or assignees), the Company will:

                  (i) promptly give to the Holders written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws); and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein which must be a firm commitment underwriting, all the Registrable Securities specified in a written request or requests made by each of the Holders, within 20 days after receipt of the written notice from the Company described in clause (i) above; provided, however, that if the offering is underwritten and relates (x) only to securities to be sold by the Company and the Holders are advised in writing by the managing underwriter that the sale of Registrable Securities by the Holders within 120 days of the effective date of such registration statement, due to market conditions, will materially adversely affect such underwriting, or (y) to the initial public offering of the Company, the Holders shall not sell any of their Registrable Securities for 120 days after the effective date of such registration statement (or such shorter time as the managing underwriter may request).

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a). In such event the right of the Holders to registration pursuant to this
Section 1.3 shall be conditioned upon the Holders' participation in such underwriting and acceptance of the terms of the underwriting as agreed between the Company and the underwriters selected by it and the inclusion of the Holders' Registrable Securities in the




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underwriting to the extent provided herein. The Holders shall (together with the
Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company and shall use their best efforts to arrange for all documents and opinions required to be delivered thereunder in respect of their participation as selling shareholders to be delivered. Notwithstanding any other provision of this Section 1.3, if the underwriter advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall include in the underwriting only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering (the securities so included to be apportioned as follows: first all securities which stockholders other than the Holders seek to include in the offering shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required; then the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held (or entitled to be held upon conversion) by each such Holder at the time of filing of the registration statement, or in such other apportions as shall be mutually agreed to by such selling Holders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 25% of the total amount of securities included in such offering without the prior consent of the Holders, unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the managing underwriter makes the determination described above and no securities other than those of the Company are included. If any of the Holders or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         (c) Number and Transferability. The Holders shall be entitled to have their shares included in an unlimited number of registrations pursuant to this
Section 1.3. The registration rights granted pursuant to this Section shall be assignable at the option of each of the Holders, in whole or in part, to any transferee of Registrable Securities or of the convertible securities or warrants the conversion or exercise of which result in the issuance of Registrable Securities (i) so long as such transferee owns at least 2% of the Common Stock (computed on a fully diluted basis) of the Company or (ii) the transferee is an Affiliate of a Holder; provided, that the Company is given written notice by such Holder at the time or within a reasonable time after said transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are assigned.

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         1.4 Form S-3

         The Company shall use its best efforts to qualify for registration on Form S-3 for secondary sales. After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such holders), subject only to the following:

                  (A) The Company shall not be required to effect a registration pursuant to this Paragraph 1.4 unless the Holder or Holders of Registrable Securities requesting registration propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $1,000,000.

                  (B) The Company shall not be required to effect a registration pursuant to this Paragraph 1.4 within 180 days after the effective date of the most recent registration pursuant to this Section 1 in which securities held by the requesting Holder could have been included for sale or distribution.

                  (C) The Company shall not be required to effect a registration pursuant to this Paragraph 1.4 if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period;

                  (D) The Company shall not be required to effect a registration pursuant to this Paragraph 1.4 if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4.

                  (E) The Company shall not be required to effect a registration pursuant to this Paragraph 1.4 in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Paragraph 1.4 and shall provide a reasonable opportunity for other Holders of Registrable Securities to participate in the registration, provided that if the registration is



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for an underwritten offering, the terms of Paragraph 1.2(b) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

         1.5 Expenses of Registration

         All expenses incurred in connection with the registration, qualification or compliance pursuant to this Section 1 including, without limitation, all registration, filing and qualification fees, accounting fees and printing expenses, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one counsel for the selling Holders and expenses incidental to or required by such registration shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any such expenses and shall retain their rights pursuant to Section 1.2. Underwriting discounts and commissions shall be borne and paid ratably by the Holders of the Registrable Securities included in any such registration.

         1.6 Other Obligations of the Company

         In connection with the Company's obligations to the Holders with respect to the sale of Registrable Securities pursuant to a public offering thereof as provided in this Section 1, the Company shall use its best efforts to register Registrable Securities as required, or permitted if any Holder so requests, by Section 12 of the Securities and Exchange Act of 1934 (the "Exchange Act") and, if the Registrable Securities to be sold meet the criteria for listing on any exchange on which the Common Stock is then listed, apply for listing of such Registrable Securities on such exchange.

         1.7 Registration Procedures

         In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company shall:

                  (i) Notify each Holder as to the filing of the Registration Statement and of all amendments or supplements



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         thereto filed prior to the effective date of said Registration
         Statement;

                  (ii) Notify each Holder, promptly after it shall receive notice thereof, of the time when said Registration Statement becomes effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

                  (iii) Notify each Holder promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (iv) Prepare and promptly file with the SEC and promptly notify each Holder of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and, in addition, prepare and file with the SEC, promptly upon the written request of any Holder, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

                  (v) Advise each Holder promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

                  (vi) Use its best efforts to qualify as soon as practicable the Registrable Securities included in the Registration Statement for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by any Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;


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                  (vii) Furnish each Holder, as soon as available, copies of any
         Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, all in such quantities as any Holder may from time to time reasonably request;

                  (viii) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and

                  (ix) make available for inspection by each Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by any Holder or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration, provided that (i) records and information obtained hereunder shall be used by such persons only to exercise their due diligence responsibility and (ii) records or information which the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in the Registration Statement or (y) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction. Each Holder shall use reasonable efforts, prior to any such disclosure, to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the Registration



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         Statement. Each Holder further agrees that it will, upon learning that disclosure of such Records or information is sought by a court or governmental authority, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records or information deemed confidential.

         At its expense, the Company shall keep such registration effective for a period of one hundred twenty (120) days or until each Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the 1933 Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules under the 1933 Act governing the obligation to file a post-effective amendment which reflects facts or events representing a material or fundamental change in the information set forth in the registration statement permit the incorporation by reference of information required to be included above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

         1.8 Delay of Registration

         No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

         1.9 Indemnification

         (a) The Company shall indemnify each Holder, each of its officers, directors and general and limited partners, and its Affiliates, on whose behalf registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter and each Affiliate thereof, of Registrable Securities held by or issuable to each Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of



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its officers, directors and general and limited partners and each of its
Affiliates, and each such underwriter and each of its Affiliates, for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable to a Holder in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter of any such Holder and stated to be specifically for use therein.

         (b) Each of the Holders shall, if Registrable Securities held by them are included in the securities as to which such registration, qualification or compliance is being effected, severally indemnify the Company, each of its directors and officers who sign such registration statement, each Affiliate of the Company, each underwriter, if any, of the Company's securities covered by such registration statement, each other Holder and each Affiliate thereof against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, employees, Affiliates, other Holders or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to each Holder of securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 1 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
1. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         1.10 Lockup Agreement

         In consideration for the Company agreeing to its obligations under this
Section 1, each Holder agrees in connection with any registration effected by the Company hereunder (other than (i) a registration relating solely to employee benefit plans on Form S-1, S-8 or similar forms which may be promulgated in the future, or (ii) a registration on Form S-4 or similar form which may be promulgated in the future relating solely to a Commission Rule 145 transaction) of the Company's securities, upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that (i) such Holder shall have no obligation to enter into the agreement described herein unless all executive officers and directors of the Company enter into similar agreements, and (ii) nothing herein shall prevent any Holder that is a partnership from making a distribution of Registrable Securities to the partners thereof that is otherwise in compliance with applicable securities laws, based on an opinion of counsel, which opinion and counsel are each reasonably satisfactory to the Company.

         1.11 Information about the Purchasers

         Each Holder shall promptly furnish to the Company such information regarding itself, its Affiliates or subsidiaries and the distribution proposed by it as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.12 Conditions to Registration

         As a condition to the Company's obligation hereunder to cause a registration statement to be filed or Registrable Securities to be included in a registration statement, each Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration. In addition, the Company shall not be obligated to file a registration statement or to include Registrable Securities in a registration statement hereunder as to any Holder, (i) if the Company shall have received opinions of counsel reasonably satisfactory to such Holder and the Company to the effect that the proposed disposition of such Registrable Securities by such Holder may be effected without registration under the 1933 Act or (ii) to the extent all such Registrable Securities can then be sold during a single three month period pursuant to Rule 144 under the 1933 Act.

         1.13 Rule 144

         With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

         (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the 1933 Act at all times from and after ninety (90) days following the closing date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

         (b) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act at any time after it has become subject to such reporting requirements; and

         (c) So long as each Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the 1933 Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

         1.14 Rights Granted to Subsequent Investors

         Without the written consent of Holders of at least 50% of the outstanding Registrable Securities (assuming conversions), the Company may not grant registration rights to future investors in the Company except as described in this Section 1.14. The Company may grant to future investors registration rights pertaining only to shares of the Company's Common Stock (including shares of Common Stock into which any other securities of the Company may be convertible) and only on the following terms:

         (a) Prior to the closing of the first Company-initiated underwritten public offering of the Company's securities, the Company shall not grant to future investors any registration rights other than (i) the right to request inclusion in registrations initiated by the Company, but only in respect of that portion of such registration as is available to the Holders, with the allocation of the number of shares to be included by each such holder to be pro rata based on the number of shares of the Company's Common Stock (assuming conversion) with registration rights held by the respective holders (including the Holders), and
(ii) the right to request registration, provided that the Holders simultaneously are granted the right to participate in such requested registration on a nonpreferential, pro rata basis in accordance with the relative amounts of Common Stock (assuming conversion) with registration rights held by the respective holders (including the Holders).

         (b) The Company shall not grant any registration rights with respect to presently outstanding securities of the Company other than the right to participate in registrations initiated by the Company or its shareholders (including the Holders), and such rights may be granted only as to such portion of the registration available after all shares requested to be included in such registration by the Holders have been so included.

         1.15 Partnership Distribution.

         In the event that any Holder which is a limited partnership advises the Company that it desires to exercise one of the registration rights granted to it under Sections 1.2, 1.3 or 1.4 of this Agreement as a Holder of Registrable Securities in order to effect a distribution of some or all of such Registrable Securities to its partners, then, notwithstanding any provision of this Agreement conditioning the inclusion of Registrable Securities in a registration statement upon the Holder's participation in an underwriting, such Holder may refrain from including such shares in an underwriting and nevertheless cause such shares to be included in the applicable registration statement, provided only that (a) such registration is not the initial registration hereunder of the Company's securities, and (b) such Holder agrees not to effect such distribution until the expiration of a standstill period after the effective date of such registration, such period, not to exceed 90 days, to be of that duration requested by the managing underwriter of the underwriting of the other securities included in such registration.

         1.16 Limitation of Registration Rights.

         Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include in any registration statement filed pursuant to Section 1.3 of this Agreement (other than, subject to Section 1.3(b), the initial registration effected by the Company under this Agreement) any Registrable Securities held by a Holder if, in the opinion of counsel to the Company concurred in by counsel to such Holder, all of such Registrable Securities may be sold by such Holder pursuant to Rule 144 under the 1933 Act (or any successor rule) within a period of not more than three calendar months from the date of such opinion.

         SECTION 2. Assignability.

         This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

         SECTION 3.  Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Amendment.

         Any modification, amendment or waiver of this Agreement or any provision hereof shall be in writing and executed by Holders of not less than 50% of the Registrable Securities; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities.

         SECTION 5. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the Company and each of the undersigned parties has executed this Agreement effective for all purposes as of the 13th day of March, 1992.

                                                CALBIOCHEM-NOVABIOCHEM
                                                INTERNATIONAL, INC.


                                                By   /s/ Joseph P. Landy
                                                   -----------------------------



                                                WARBURG, PINCUS INVESTORS, L.P.

                                                By:  WARBURG, PINCUS & CO.
                                                         General Partner


   /s/ Richard Slansky                          By   /s/ Joseph P. Landy
- --------------------------------                   -----------------------------
       Richard Slansky


   /s/ Georges Chappuis                         ABS MB (C-N) Limited
- --------------------------------                   Partnership
       Georges Chappuis
                                                By: ABS MB Ltd.

   /s/ John Snow
- --------------------------------
       John Snow                                By:   /s/ Frederick L. Bryant
                                                    ----------------------------
                                                      Vice President